Exhibit 10.4

Amendment to the Indemnification Agreement dated 1st day of April, 1998.

Signature page of Indemnification Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on 15th day of October 2003.

MANNATECH, INCORPORATED

By:	/s/ Samuel L. Caster

Name: Samuel L. Caster
Title: Chairman

/s/ J. Stanley Frederick

J. Stanley Frederick
Lead Director

/s/ Terry L. Persinger

Terry L. Persinger
Director

/s/ Marlin Ray Robbins

Marlin Ray Robbins
Director

/s/ Alan D. Kennedy

Alan D. Kennedy
Director

/s/ Gerald E. Gilbert

Gerald E. Gilbert
Director

/s/ Dr. John Stewart Axford

Dr. John Stewart Axford
Director

/s/ Patricia A. Wier

Patricia A. Wier
Director